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INVEST FOR WORLDWIDE OPPORTUNITY

                                            FORTIS WORLDWIDE
                                            PORTFOLIOS
                                            ANNUAL REPORT

                                            OCTOBER 31, 1998



                                            FORTIS FINANCIAL GROUP

FORTIS WORLDWIDE PORTFOLIOS, INC. ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULES OF INVESTMENTS
   GLOBAL GROWTH PORTFOLIO                                     6
   INTERNATIONAL EQUITY PORTFOLIO                             10

STATEMENTS OF ASSETS AND LIABILITIES                          14

STATEMENTS OF OPERATIONS                                      15

STATEMENTS OF CHANGES IN NET ASSETS
   GLOBAL GROWTH PORTFOLIO                                    16
   INTERNATIONAL EQUITY PORTFOLIO                             17

NOTES TO FINANCIAL STATEMENTS                                 18

INDEPENDENT AUDITORS' REPORT                                  23

BOARD OF DIRECTORS AND OFFICERS                               24

OTHER PRODUCTS AND SERVICES                                   25

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past year, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts following the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by country. The portfolio changes show the largest investment decisions your fund manager has made over the period in response to changing market conditions.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 1998

                                                 CLASS A      CLASS B      CLASS C      CLASS H
                                                 --------     --------     --------     --------
GLOBAL GROWTH PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 23.92      $ 23.42      $ 23.43      $ 23.42
  End of year................................    $ 23.18      $ 22.54      $ 22.55      $ 22.54

INTERNATIONAL EQUITY PORTFOLIO*
NET ASSET VALUE PER SHARE:
  Beginning of period........................    $ 10.46      $ 10.45      $ 10.45      $ 10.45
  End of period..............................    $ 10.36      $ 10.33      $ 10.32      $ 10.32

    * For the period from March 2, 1998 (date shares first offered to the public) to October 31, 1998.

DEAR SHAREHOLDER,

Thank you for choosing the Fortis Global Growth Portfolio and Fortis International Equity Portfolio to help achieve your financial goals. The Fortis Global Growth Portfolio seeks growth opportunities anywhere in the world, including the United States. The Fortis International Portfolio is a relatively new fund which focuses on investments outside of the United States.

During the twelve month period ended October 31, 1998 the Fortis Global Growth Portfolio had a total return of -3.09% for Class A shares before sales charge, which compared to a total return of 15.69% for the Morgan Stanley Capital International World Index (MSCI). The outperformance of larger companies continued in 1998 worldwide, fueling the performance of the index. However, it is encouraging to note that the recent global stock market rally has been a broad based move with participation by small, mid-size, and large companies.

The Fortis Global Growth Portfolio has a focus on mid-size growth companies. At fiscal year end, the Fortis Global Growth Portfolio was highly diversified with 96 individual long term investments in 20 nations. Foreign holdings represented 55% of total net assets; holdings in the United States represented 35%. Overall, our goal with the Fortis Global Growth Portfolio is to expose investors to the world's best positioned and best managed growth companies regardless of where they are domiciled. Our longer term focus has resulted in lower than average portfolio turnover and a favorable capital gains tax record. The performance of the fund has lagged the MSCI in recent years due to the aforementioned outperformance of larger companies.

The Fortis International Equity Portfolio since its inception on March 2 to October 31, 1998 had a total return of -0.96% for Class A before sales charge, which compared to a total return of -1.14% for the EAFE (Europe, Australia, Far
East) Index. The EAFE Index is the traditional representation of non-North American equity markets. This market capitalization index is dominated by European, United Kingdom, and Japanese holdings which are market capitalization weighted. At the end of the fiscal year, the Fortis International Equity Portfolio had a majority of its investments in Europe, 46%; the United Kingdom 10%; and Japan 10%. The Portfolio's goal is to provide investors with an international portfolio that is highly diversified in all major economic and investment segments of the world outside the United States. A majority of the Portfolio's holdings are in "blue chip" investments in the various foreign countries. This Portfolio will also have some exposure to the emerging regions of the world and to certain mid-size growth companies. The performance of the Portfolio from its inception has been affected by the volatility of the world's equity markets and its above average cash holdings.

GLOBAL ECONOMY

It is likely that the world economy will experience moderate growth through 1999. Presently the global economy is in a synchronized slowing pattern as both Europe and the United States have begun to experience repercussions from the depressed economies of Japan and southeast Asia. The moderate growth scenario of the past several years has led to a disinflationary environment. The fundamental issue with the world's economy at present is one of excess capacity in many major manufacturing segments. Excess capacity results in lower prices for goods and helps keep inflation at low levels. Deflation, however, is not generally good for corporate earnings growth as we have seen in Japan and Asia over the past several years.

The leading industrial powers of the world are responding to the growing economic uncertainties. Coordinated interest rate reductions and a cooperative movement to address problems in emerging regions should help the world's economic situation going forward. Weak banking systems in Japan and Asia will most likely hold back those region's recovery prospects in 1999. There are encouraging signs that the depressed economic environment in Asia may be approaching a bottom. Recent economic policies announced in Japan are expected to result in a gradual improving economic situation in 1999. This, along with the sharp reduction in interest rates around the world, could help stimulate global business activity. The greatest threat to this recovery scenario would be further currency devaluations in key emerging economies such as Brazil or Hong Kong (China). Overall, we are likely to continue to experience disinflation, moderate growth, and slowing corporate profits growth in 1999.

GLOBAL EQUITY MARKETS

Over the past year, the world's equity markets have remained volatile. Economic problems in Japan and Asia, fears of rising interest rates in the United States and concerns over the global economic outlook have resulted in significant swings in the world's stock markets. This has led global investors to lower their appetite for risk and to focus on large "blue chip" investments in most of the major stock markets. Since October the strong global stock market rally has demonstrated a broadening of participation, with many mid-sized and smaller companies shares have outperformed the major market weighted averages such as the S&P 500 or MSCI World Index. Increased liquidity in financial markets through lower short term interest rates around the world has dramatically improved investor psychology. Only time will verify the sustainability of the broad based global rally. We believe that many mid-sized companies will outperform over the long term due to their superior earnings growth prospects.

EUROPE

Europe has been a key focal point for most overseas portfolios. Serious economic problems in other parts of the world have focused investors on companies in Europe and the United States. Europe's economy has gradually recovered over the past several years. The environment of lower interest rates and low levels of inflation should help the investment environment as we enter 1999. The new single currency of Europe, the EURO, will begin in 1999. It is likely that the EURO will be a strong currency relative to the U.S. dollar, as global investors diversify their holdings out of U.S. dollars. A strong EURO would not be beneficial to European export-oriented companies. This should be offset, to a degree, by a stronger regional economy. Other positive European developments are the developing equity investment culture, the development of the financial services industries, deregulation, corporate restructuring, and an increased focus on shareholder value by corporate management.

JAPAN

In recent months, the outlook for the Japanese economy and equity markets has improved somewhat after years of significant underachievement. The Japanese government has taken numerous steps to enhance its economic outlook. The challenge facing the Japanese government to stimulate its economy is substantial. This is due primarily to an entrenched consumer and a weakened banking system. Until the banking crisis in Japan can be resolved, the outlook for the economy remains uncertain. The process of turning around the banking system will take time and substantial capital. The encouraging signs in Japan, besides the banking reform activity, include increased awareness by some companies of "shareholder value" and the political motivation to stimulate consumption. Overall, this market has been under performing the rest of the world since 1989 and has a reasonable upside potential once its economic house is put back in order. Japan is a key economy in the Asian region, along with China. Both of these countries must continue to improve their economies if the rest of Asia is to recover in a meaningful way later in 1999.

UNITED STATES

The Global Growth Portfolio's primary focus in the United States has historically been on mid-size companies involved in rapidly growing segments of the economy. Over the past several years, the smaller and mid-size segments of the stock market have underperformed their larger counterparts by a substantial margin. We expect this performance gap to narrow over time as investors eventually reward the more rapidly growing mid-cap sector of the market. The recent reduction in short term interest rates by the Federal Reserve Board in the United States is giving a strong signal to investors that it is serious about avoiding a recession in the United States. The increased liquidity of the financial system will likely find its way into financial assets. We are anticipating that the mid-cap sector will once again come back into focus for investors. In general, earnings growth will likely continue to slow in the United States. Many larger companies are experiencing sluggish growth of revenues due to a lack of pricing power which is global in scope. Many of our investments in the U.S. have unique niche growth characteristics which has allowed them to demonstrate strong revenue growth over the past several years. Valuations for mid-size companies continue to be attractive relative to their growth rate. Our focus on this sector will continue to be on well managed companies with superior growth prospects.

EMERGING MARKETS

The emerging regions of the world include southeast Asia, central Europe, and Latin America. Several of these regions have experienced economic turmoil over the past twelve months. Excess capacity and currency devaluations have led to financial chaos in several southeastern Asian nations and Russia. The economies of the regions will likely recover over time. The key problem in Asia is one of excess capacity. Some of this capacity will either be shut down due to economic circumstances, or ultimately be absorbed through greater demand worldwide. The financial crisis of Asia has been contained, however the spread of deflation from the depressed economic region remains an area of concern. Overall, we would anticipate a bottoming of the economic cycle sometime in 1999 with a gradual recovery process going forward. The investment outlook for these regions remains uncertain until a sustained economic recovery can be forecast.

LONG TERM OUTLOOK

The longer term outlook for investing in global equities remains favorable. Low levels of inflation and low interest rates should result in a favorable environment for global financial assets. The world's economy has been through a difficult period over the past several years, and should begin to improve as we approach the turn of the century. As this takes place, investors will again begin to focus on economies with sustained growth prospects. Europe has had many changes which are positive longer term, and the Japanese economy has gone through a long term restructuring which should begin to show some benefits. Global investors must remain patient and keep diversified in order to benefit by some of these powerful trends in the world's economy. Our focus on well-managed, well-positioned companies generally should result in solid long-term performance.

THANK YOU FOR YOUR INVESTMENT

We appreciate your investment in the Fortis Global Growth and Fortis International Equity Portfolios. If you have any questions, please call us or your investment professional.

Sincerely,

            [SIGNATURE]                             [SIGNATURE]                             [SIGNATURE]
         Dean C. Kopperud                        Lucinda S. Mezey                          James S. Byrd
             President                            Vice President,                         Vice President
                                                     Equities

November 13, 1998

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       35.3%
Other                               13.5%
Cash Equivalents/Receivables         9.6%
Germany                              7.2%
France                               5.9%
Finland                              5.8%
United Kingdom                       5.2%
Netherlands                          4.9%
Japan                                3.6%
Spain                                3.3%
Switzerland                          2.9%
Sweden                               2.8%

TOP 10 EQUITY HOLDINGS AS OF 10/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Nokia OYJ K Shares (Finland)                             4.6%
 2.  SAP AG Systeme Preferred (Germany)                       3.7%
 3.  Cisco Systems, Inc. (United States)                      3.0%
 4.  Telefonica de Espana ADR (Spain)                         2.8%
 5.  Perkin-Elmer Corp. (United States)                       2.2%
 6.  Novartis AG (Switzerland)                                2.1%
 7.  3Com Corp. (United States)                               2.1%
 8.  Bed Bath & Beyond, Inc. (United States)                  1.9%
 9.  Ericsson (L.M.) Telephone Co. Class B ADR(Sweden)        1.9%
10.  Synopsys, Inc. (United States)                           1.6%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares #                            -3.76%    +11.58%
Class B shares ##                           -7.21%    +11.08%
Class C shares #                            -3.76%    +11.59%
Class C shares ##                           -4.72%    +11.59%
Class H shares #                            -3.76%    +11.58%
Class H shares ##                           -7.21%    +11.08%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed within year three or four (with a waiver of 10% of the amount invested) and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
              #  Without CDSC.
             ##  With CDSC. Assumes redemption on October 31, 1998.
              + Since November 14, 1994 -- Date shares were first offered to the public.

GLOBAL GROWTH PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     MSCI          GLOBAL GROWTH

                                                 World Index***   Portfolio Class A
7/8/91                                                   10,000               9,525
91                                                       10,900              10,302
92                                                       10,411              10,945
93                                                       13,306              13,700
94                                                       14,393              14,042
95                                                       15,836              17,330
96                                                       18,503              20,218
97                                                       21,659              22,726
98                                                       25,056              22,023
GLOBAL GROWTH PORTFOLIO CLASS A
AVERAGE ANNUAL TOTAL RETURN
                                                                                                           SINCE
                                                                             1 YEAR     5 YEAR     JULY 8, 1991@
With Sales Charge*                                                           -7.70%     +8.89%           +11.39%
Without Sales Charge**                                                       -3.09%     +9.96%           +12.14%

                       Annual period ended October 31,

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 10/31/98

ADDITIONS:                                          ELIMINATIONS:
Banca di Roma                                       Baan Co. N.V. ADR
Citrix Systems, Inc.                                Deutsche Lufthansa AG
Dexia France                                        ENSCO International, Inc.
Electricicidade de Portugal                         Green Tree Financial Corp.
Groupe Danone                                       Hong Kong Land Holdings Ltd.
Guidant Corp.                                       Matsushita Electric Industrial Co. Ltd. ADR
HypoVereinsbank                                     Oracle Corp.
Mannesmann AG                                       Powerscreen International plc
Medtronic, Inc.                                     Vans, Inc.
Suez Lyonnaise des Eaux                             Votorantim Celullose e Papel S.A. ADR

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents/Receivables        24.1%
France                              11.4%
Other                                9.7%
United Kingdom                       9.8%
Japan                                9.7%
Germany                              8.7%
Netherlands                          6.7%
Spain                                4.6%
United States                        4.1%
Italy                                4.1%
Finland                              2.8%
Mexico                               2.3%
Portugal                             2.0%

TOP 10 EQUITY HOLDINGS AS OF 10/31/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  World Equity Benchmark Share -- Japan Index Series
     (Japan)                                                  1.8%
 2.  Equant N.V. (France)                                     1.7%
 3.  Megachips (Japan)                                        1.5%
 4.  Suez Lyonnaise des Eaux (France)                         1.4%
 5.  Allianz AG (Germany)                                     1.4%
 6.  Computacenter plc (United Kingdom)                       1.4%
 7.  Enron Corp. (United States)                              1.4%
 8.  Endesa S.A. ADR (Spain)                                  1.3%
 9.  Electricidade de Portugal S.A. (Portugal)                1.3%
10.  Fujitsu Support and Service, Inc. (Japan)                1.3%

CLASS B, C AND H TOTAL RETURNS

                                            Since
                                           Inception+
--------------------------------------------------
Class B shares #                            -1.15%
Class B shares ##                           -4.70%
Class C shares #                            -1.24%
Class C shares ##                           -2.23%
Class H shares #                            -1.24%
Class H shares ##                           -4.79%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CSDC of 1.00% if redeemed within one year of purchase.
              #  Without CDSC.
             ##  With CDSC. Assumes redemption on October 31, 1998.
              + Since March 2, 1998 -- Date shares were first offered to the public

INTERNATIONAL EQUITY PORTFOLIO CLASS A

VALUE OF $10,000 INVESTED MARCH 2, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             MSCI                MSCI         INTERNATIONAL EQUITY

                                           World Index***     EAFE Index****      Portfolio Class A
3/2/98                                             10,000             10,000                  9,525
3/3/98                                             10,228              9,886                  9,434
INTERNATIONAL EQUITY
PORTFOLIO CLASS A
EIGHT MONTH TOTAL RETURN
                                                    SINCE
                                           MARCH 2, 1998@
With Sales Charge*                                 -5.66%
Without Sales Charge**                             -0.96%

                            Period ended October 31,

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
  ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
 *** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
**** An unmanaged index of the stocks of Europe, Australia and the Far East. Previously, the portfolio used the MSCI World Index. Going forward, the fund will use the MSCI EAFE Index because it is better suited for the investment strategy of the portfolio.
   @  Date shares were first offered to the public.

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 10/31/98

ADDITIONS:
Allianz AG
Computacenter plc
Electricidade de Portugal S.A.
Endesa S.A. ADR
Enron Corp.
Equant N. V.
Fujitsu Support and Service, Inc.
Megachips
Suez Lyonnaise des Eaux
World Equity Benchmark Share -- Japan Index Series

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO
Schedule of Investments
October 31, 1998

COMMON STOCKS-86.19%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               ARGENTINA-0.50%
     50,000    Disco S.A. ADR (a)(f) -- RETAIL-GROCERY......   $   788,250     $     734,375
                                                               ------------    -------------
               AUSTRIA-0.96%
     15,000    OMV Aktiengesellschaft (e) -- OIL-CRUDE
                 PETROLEUM AND GAS..........................     1,531,502         1,406,994
                                                               ------------    -------------
               BELGIUM-1.17%
      6,400    Barco N.V. -- TELECOMMUNICATION EQUIPMENT....       923,736         1,706,792
                                                               ------------    -------------
               BRAZIL-0.28%
     23,000    Uniao de Bancos Brasileiros S.A.
                 GDR -- BANKS...............................       776,250           402,500
                                                               ------------    -------------
               FINLAND-5.83%
     40,900    KCI Konecranes International plc
                 (e) -- MACHINERY...........................     1,094,907         1,777,731
     74,000    Nokia Oyj K Shares -- TELECOMMUNICATION
                 EQUIPMENT..................................       680,399         6,728,074
                                                               ------------    -------------
                                                                 1,775,306         8,505,805
                                                               ------------    -------------
               FRANCE-5.91%
     39,000    Companie Generale de Geophysique S.A. ADR
                 (a) -- OIL AND GAS FIELD SERVICES..........       780,810           516,750
      6,000    Dexia France -- BANKS........................       753,423           884,290
      8,500    Groupe Danone -- FOOD........................     1,452,175         2,246,986
     27,500    Rhone-Poulenc (Warrants)
                 (a)(f) -- CHEMICALS........................        93,872            96,250
     27,500    Rhone-Poulenc S.A. ADR (f) -- CHEMICALS......     1,117,228         1,283,906
     15,000    Sanofi S.A. -- DRUGS.........................     1,032,413         2,348,389
      7,000    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                 AND SEWER..................................     1,248,691         1,253,374
                                                               ------------    -------------
                                                                 6,478,612         8,629,945
                                                               ------------    -------------
               GERMANY-3.58%
     19,500    Dresdner Bank AG -- BANKS....................       941,834           768,838
     12,000    HypoVereinsbank -- BANKS.....................       780,908           956,406
      2,400    Ixos Software AG (a) -- COMPUTER- SOFTWARE...       254,126           253,737
     12,500    Mannesmann AG -- MACHINERY...................     1,192,057         1,210,603
     81,600    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................     1,316,068         1,724,429
      4,000    SGL Carbon AG -- STEEL AND IRON..............       246,312           312,764
                                                               ------------    -------------
                                                                 4,731,305         5,226,777
                                                               ------------    -------------
               HUNGARY-1.35%
     15,000    Matav Rt. ADR (a)(f) -- TELEPHONE SERVICES...       279,750           403,125
     70,000    MOL Magyar Olaj-es Gazipari Rt. GDR
                 (e) -- OIL-CRUDE PETROLEUM AND GAS.........       567,000         1,565,207
                                                               ------------    -------------
                                                                   846,750         1,968,332
                                                               ------------    -------------
               ISRAEL-1.81%
     38,000    ECI Telecommunications Ltd.
                 (f) -- TELECOMMUNICATION EQUIPMENT.........       670,707         1,258,750
     35,000    Teva Pharmaceutical Industries Ltd. ADR
                 (f) -- DRUGS...............................     1,186,250         1,380,312
                                                               ------------    -------------
                                                                 1,856,957         2,639,062
                                                               ------------    -------------
               ITALY-2.56%
    500,000    Banca di Roma (a) -- BANKS...................       981,744           872,883
     67,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....     1,310,726         1,218,562
    228,200    Telecom Italia S.p.A. -- TELEPHONE
                 SERVICES...................................     1,518,316         1,650,646
                                                               ------------    -------------
                                                                 3,810,786         3,742,091
                                                               ------------    -------------
               JAPAN-3.59%
     50,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................       727,099           962,500
      3,000    Fujitsu Support and Service, Inc.
                 (e) -- BUSINESS SERVICES...................        93,974           150,605
     21,000    Honda Motor Co. Ltd. -- AUTOMOBILE
                 MANUFACTURERS..............................       793,595           630,739
     11,000    Megachips (e) -- ELECTRONIC-SEMICONDUCTOR....       218,983           311,508
        190    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................     1,631,584         1,486,999
     15,000    Sony Corp. -- ELECTRONIC COMPONENTS..........       973,223           952,544
     12,600    Tokyo Electron Ltd. -- MACHINERY.............       422,165           409,800
     22,000    Toppan Forms Co. Ltd. (e) -- BUSINESS
                 SERVICES...................................       199,984           337,561
                                                               ------------    -------------
                                                                 5,060,607         5,242,256
                                                               ------------    -------------

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               MEXICO-1.12%
     23,000    Grupo Televisa S.A. GDR
                 (f) -- BROADCASTING........................   $   811,035     $     623,875
     50,200    Panamerican Beverages, Inc. Class
                 A -- BEVERAGE..............................     1,077,907         1,016,550
                                                               ------------    -------------
                                                                 1,888,942         1,640,425
                                                               ------------    -------------
               NETHERLANDS-4.94%
     26,500    IHC Caland N.V. -- OIL AND GAS FIELD
                 SERVICES...................................       845,739         1,198,935
     37,500    Randstad Holdings N.V. -- BUSINESS
                 SERVICES...................................       420,120         2,007,817
     60,000    VNU N.V. -- PUBLISHING.......................     1,395,594         2,075,280
     10,000    Wolters Kluwer N.V. -- PUBLISHING............       500,209         1,938,213
                                                               ------------    -------------
                                                                 3,161,662         7,220,245
                                                               ------------    -------------
               NORWAY-1.59%
     50,000    Petroleum Geo-Services ADR (a) -- OIL AND GAS
                 FIELD SERVICES.............................       672,606         1,068,750
     70,000    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                 FIELD SERVICES.............................       493,694           892,500
     35,000    Stolt Comex Seaway S.A. ADR Class A
                 (a) -- OIL AND GAS FIELD SERVICES..........       122,606           360,938
                                                               ------------    -------------
                                                                 1,288,906         2,322,188
                                                               ------------    -------------
               PORTUGAL-1.42%
     33,000    Electricidade de Portugal
                 S.A. -- UTILITIES-ELECTRIC.................       768,065           830,224
     26,200    Portugal Telecom S.A. ADR (f) -- TELEPHONE
                 SERVICES...................................       826,446         1,237,950
                                                               ------------    -------------
                                                                 1,594,511         2,068,174
                                                               ------------    -------------
               SPAIN-3.33%
     15,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       620,911           751,488
     30,000    Telefonica S.A. ADR (f) -- TELEPHONE
                 SERVICES...................................     2,052,469         4,108,125
                                                               ------------    -------------
                                                                 2,673,380         4,859,613
                                                               ------------    -------------
               SWEDEN-2.85%
    120,000    Ericsson (L.M.) Telephone Co. Class B ADR
                 (f) -- TELECOMMUNICATION EQUIPMENT.........     1,040,250         2,715,000
     60,000    Hoganas AB Class B -- CHEMICALS..............     1,108,425         1,074,567
     79,300    Industri-Matematik International Corp.
                 (a) -- COMPUTER- SOFTWARE..................       726,847           366,763
                                                               ------------    -------------
                                                                 2,875,522         4,156,330
                                                               ------------    -------------
               SWITZERLAND-2.90%
      1,700    Novartis AG -- DRUGS.........................     2,287,329         3,063,063
        100    Roche Holding AG -- DRUGS....................       522,734         1,166,741
                                                               ------------    -------------
                                                                 2,810,063         4,229,804
                                                               ------------    -------------
               UNITED KINGDOM-5.24%
    350,000    Avis Europe plc -- BUSINESS SERVICES.........       721,989         1,529,838
    205,200    Capita Group plc -- BUSINESS SERVICES........       438,498         2,070,481
     38,700    Energis plc (a) -- TELEPHONE SERVICES........       185,606           524,968
     23,000    Glaxo Wellcome plc ADR (f) -- DRUGS..........       905,802         1,431,750
    225,000    Orange plc (a) -- TELEPHONE SERVICES.........       707,347         2,091,281
                                                               ------------    -------------
                                                                 2,959,242         7,648,318
                                                               ------------    -------------
               UNITED STATES-35.26%
     84,000    3Com Corp. (a) -- COMPUTER-COMMUNICATION
                 EQUIPMENT..................................     1,875,441         3,029,250
     26,000    Altera Corp.
                 (a) -- ELECTRONIC-SEMICONDUCTOR............       546,969         1,082,250
     55,100    Avant! Corp. (a) -- COMPUTER- SOFTWARE.......     1,144,640           940,144
     33,750    Baker Hughes, Inc. -- MACHINERY-OIL AND
                 WELL.......................................       446,142           744,609
    100,000    Bed Bath & Beyond, Inc.
                 (a)(f) -- RETAIL-SPECIALTY.................     1,145,684         2,756,250
     60,000    Blyth Industries, Inc. (a)(f) -- CONSUMER
                 GOODS......................................     1,784,845         1,657,500
      7,500    Boston Scientific Corp. (a) -- MEDICAL
                 TECHNOLOGY.................................       500,811           408,281
     13,300    Cardinal Health, Inc. (f) -- HEALTH CARE
                 SERVICES...................................       686,723         1,257,681
     65,550    Cheesecake Factory (The), Inc.
                 (a)(f) -- RESTAURANTS AND FRANCHISING......     1,224,487         1,253,644
     69,000    Cisco Systems, Inc.
                 (a)(f) -- COMPUTER-COMMUNICATION
                 EQUIPMENT..................................       336,708         4,347,000
     12,000    Citrix Systems, Inc. (a)(f) -- COMPUTER-
                 SOFTWARE...................................       650,093           850,500
     70,300    Covance, Inc. (a)(f) -- BUSINESS SERVICES....     1,370,076         1,959,613
     62,000    Data Processing Resources Corp.
                 (a) -- BUSINESS SERVICES...................     1,122,773         1,418,250

FORTIS WORLDWIDE PORTFOLIOS, INC.
GLOBAL GROWTH PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
    100,600    DSP Communications, Inc. (a) -- ELECTRONIC
                 COMPONENTS.................................   $ 1,425,541     $     987,138
     12,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS.....       600,000           633,000
     10,000    Estee Lauder Companies, Inc. Class A
                 (f) -- COSMETICS AND SUNDRIES..............       260,000           655,625
     21,500    Galileo International, Inc. -- BUSINESS
                 SERVICES...................................       526,750           815,656
     96,000    Gartner Group, Inc. Class A (a) -- BUSINESS
                 SERVICES...................................       300,000         1,908,000
     12,000    Guidant Corporation (f) -- MEDICAL
                 TECHNOLOGY.................................       853,892           918,000
     46,500    Input/Output, Inc. (a) -- OIL AND GAS FIELD
                 SERVICES...................................       156,875           412,688
     14,600    Intuit, Inc. (a)(f) -- COMPUTER- SOFTWARE....       676,525           737,300
     13,000    Medtronic, Inc. (with rights) (f) -- MEDICAL
                 TECHNOLOGY.................................       738,664           845,000
     45,581    Networks Associates, Inc. (a)(f) -- COMPUTER-
                 SOFTWARE...................................     1,160,620         1,937,193
     46,400    Outback Steakhouse, Inc. (a) -- RESTAURANTS
                 AND FRANCHISING............................     1,416,358         1,606,600
     64,000    Parametric Technology Corp. (a) -- COMPUTER-
                 SOFTWARE...................................       481,915         1,064,000
     38,400    Perkin-Elmer Corp. (f) -- PRECISION
                 INSTRUMENTS-TEST, RESEARCH.................     2,693,012         3,237,600
     54,000    Polo Ralph Lauren Corp. (a) -- APPAREL.......     1,306,230         1,123,875
     11,682    Schlumberger Ltd. -- OIL AND GAS FIELD
                 SERVICES...................................       423,643           613,305
     53,000    Service Corp. International -- PERSONAL
                 SERVICES...................................     1,315,765         1,888,125
     11,800    STERIS Corp. (a) -- MEDICAL SUPPLIES.........       103,619           271,400
     33,100    Sykes Enterprises, Inc. (a) -- BUSINESS
                 SERVICES...................................       679,926           649,588
     53,000    Synopsys, Inc. (a) -- COMPUTER- SOFTWARE.....     1,469,280         2,398,250
     40,000    Tellabs, Inc. (a)(f) -- TELECOMMUNICATION
                 EQUIPMENT..................................       537,810         2,200,000
     82,000    Total Renal Care Holdings, Inc.
                 (a)(f) -- HEALTH CARE SERVICES.............     1,994,452         2,009,000
     32,000    Transocean Offshore, Inc. -- OIL-OFFSORE
                 DRILLING...................................       876,734         1,182,000
     19,000    Univision Communications, Inc.
                 (a) -- BROADCASTING........................       669,000           560,500
     25,000    Xilinx, Inc.
                 (a)(f) -- ELECTRONIC-SEMICONDUCTOR.........       529,991         1,116,406
                                                               ------------    -------------
                                                                34,031,994        51,475,221
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $81,864,283     $ 125,825,247
                                                               ------------    -------------
                                                               ------------    -------------

PREFERRED STOCKS-4.24%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              BRAZIL-0.57%
    11,000    Telecomunicacoes Brasileiras S.A. ADR
                Preferred Block
                (a)(f) -- TELECOMMUNICATIONS...............   $   679,008     $     835,312
                                                              ------------    -------------
              GERMANY-3.67%
    11,000    SAP AG Systeme Preferred -- COMPUTER-
                SOFTWARE...................................       471,061         5,353,218
                                                              ------------    -------------
              TOTAL PREFERRED STOCKS.......................     1,150,069         6,188,530
                                                              ------------    -------------
                                                              ------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $83,014,352     $ 132,013,777
                                                              ------------    -------------
                                                              ------------    -------------

SHORT-TERM INVESTMENTS-10.97%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-3.13%
   $4,566,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.10%........   $   4,566,000
                                                                 -------------
                 DIVERSIFIED FINANCE-4.56%
    6,661,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 4.95%......................       6,661,000
                                                                 -------------
                 U.S. OTHER DIRECT FEDERAL OBLIGATIONS-3.28%
    1,800,000    Federal Home Loan Mortgage Corp., 5.20%
                   11-30-1998.................................       1,792,365
    3,000,000    Federal Home Loan Mortgage Corp., 5.50%
                   11-2-1998..................................       2,999,097
                                                                 -------------
                                                                     4,791,462
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      16,018,462
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $99,032,814) (B)...........................   $ 148,032,239
                                                                 -------------
                                                                 -------------

--------------------------------------------------------------------------------
 (a) Presently not paying dividend income.
 (b) At October 31, 1998, the cost of securities for federal income tax purposes was $99,051,962 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $52,337,791
Unrealized depreciation.....................................   (3,357,514)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $48,980,277
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired       Shares/Par   Security                                                                        Cost Basis
------------------  -----------  ------------------------------------------------------------------------------  ----------
1995                    70,000   MOL Magyar Olaj-es Gazipari Rt. GDR                                             $  567,000
1996                    15,000   OMV Aktiengesellschaft                                                           1,531,502
1996-1998               40,900   KCI Kronecranes International, plc.                                              1,094,907
1998                     3,000   Fujitsu Support and Service, Inc.                                                   93,974
1998                    11,000   Megachips                                                                          218,983
1998                    22,000   Toppan Forms Co. Ltd.                                                              199,984

    The value of these securities at October 31, 1998, was $5,549,606, which represents 3.80% of total net assets.
 (f) Security is fully or partially on loan at October 31, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1998

COMMON STOCKS-74.62%

--------------------------------------------------------------------------------
                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              ARGENTINA-0.39%
     1,000    Disco S.A. ADR (a) -- RETAIL-GROCERY.........   $   39,821     $   14,687
                                                              -----------    -----------

              AUSTRALIA-0.59%
     2,500    World Equity Benchmark Share-Australia Index
                Series -- UNIT INVESTMENT TRUST............       25,100         22,344
                                                              -----------    -----------

              AUSTRIA-0.37%
       150    OMV Aktiengesellschaft (e) -- OIL-CRUDE
                PETROLEUM AND GAS..........................       19,796         14,070
                                                              -----------    -----------

              CANADA-0.97%
     1,800    Newbridge Networks Corp. ADR
                (a) -- TELECOMMUNICATIONS..................       47,846         36,900
                                                              -----------    -----------

              CHILE-0.46%
       800    Cia. de Telecomunicaciones de Chile S.A.
                ADR -- TELEPHONE SERVICES..................       21,898         17,550
                                                              -----------    -----------

              DENMARK-0.89%
       700    Vestas Wind Systems A/S
                (a)(e) -- MACHINERY........................       28,631         33,910
                                                              -----------    -----------

              FINLAND-2.77%
       600    KCI Konecranes International plc
                (e) -- MACHINERY...........................       21,042         26,079
     3,600    Merita plc A Shares -- BANKS.................       20,246         19,291
       400    Nokia Oyj Corp., ADR Class
                A -- TELECOMMUNICATIONS....................       22,803         37,225
       780    Tieto Corp. Class B -- BUSINESS SERVICES.....       19,768         22,617
                                                              -----------    -----------
                                                                  83,859        105,212
                                                              -----------    -----------
              FRANCE-11.45%
     1,200    Alcatel ADR -- TELECOMMUNICATION EQUIPMENT...       48,910         26,400
       300    Cap Gemini S.A. -- COMPUTER- SOFTWARE........       33,625         45,078
       250    Castorama Dubois
                Investisse -- RETAIL-MISCELLANEOUS.........       37,472         44,583
       800    Coflexip S.A. ADR -- OIL AND GAS FIELD
                SERVICES...................................       37,020         38,500
     1,000    Companie Generale de Geophysique S.A. ADR
                (a) -- OIL AND GAS FIELD SERVICES..........       20,290         13,250
       300    Dexia France -- BANKS........................       37,840         44,214
       400    Elf Aquitaine S.A. ADR -- OIL-CRUDE PETROLEUM
                AND GAS....................................       21,524         23,200
     1,500    Equant N.V. (a) -- BUSINESS SERVICES.........       40,531         64,999
       600    Groupe Danone ADR -- FOOD....................       24,411         31,575
       400    Rhone-Poulenc S.A. ADR -- CHEMICALS..........       18,016         18,675
       200    Sanofi S.A. -- DRUGS.........................       22,534         31,312
       300    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                AND SEWER..................................       45,929         53,716
                                                              -----------    -----------
                                                                 388,102        435,502
                                                              -----------    -----------
              GERMANY-8.03%
       160    Allianz AG -- INDUSTRIAL.....................       51,690         53,665
     1,100    Deutsche Lufthansa AG (e) -- AIRLINES........       19,789         24,209
     1,000    Dresdner Bank AG -- BANKS....................       48,561         39,428
       500    Hoechst AG ADR -- CHEMICALS..................       19,207         21,313
       500    HypoVereinsbank -- BANKS.....................       36,691         39,850
       300    Ixos Software AG (a) -- COMPUTER-SOFTWARE....       31,780         31,717
       500    Mannesmann AG -- MACHINERY...................       44,608         48,424
     1,000    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                PARTS......................................       21,248         21,133
       340    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....       20,720         25,579
                                                              -----------    -----------
                                                                 294,294        305,318
                                                              -----------    -----------
              HONG KONG-0.51%
     2,000    World Equity Benchmark share-Hong Kong Index
                Series -- UNIT INVESTMENT TRUST............       21,580         19,375
                                                              -----------    -----------

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              HUNGARY-0.71%
     1,000    Matav Rt. ADR (a) -- TELEPHONE SERVICES......   $   25,665     $   26,875
                                                              -----------    -----------

              ISRAEL-0.87%
     1,000    ECI Telecommunications
                Ltd. -- TELECOMMUNICATION EQUIPMENT........       33,812         33,125
                                                              -----------    -----------

              ITALY-4.10%
     1,000    Assicurazione Generali -- INDUSTRIAL.........       35,244         35,831
    14,000    Banca di Roma (a) -- BANKS...................       19,330         24,441
     2,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       48,148         36,375
    12,500    Parmalat Finanziaria S.p.A -- FOOD...........       20,017         19,609
     5,500    Telecom Italia S.p.A. -- TELEPHONE
                SERVICES...................................       39,745         39,783
                                                              -----------    -----------
                                                                 162,484        156,039
                                                              -----------    -----------
              JAPAN-9.70%
     2,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                SUPPLIES...................................       43,625         38,500
     1,000    Fujitsu Support and Service, Inc.
                (e) -- BUSINESS SERVICES...................       31,414         50,202
       600    Honda Motor Co. Ltd. ADR -- AUTOMOBILE
                MANUFACTURERS..............................       42,705         36,825
     1,500    Ibiden Co.
                Ltd. -- ELECTRONIC-SEMICONDUCTOR...........       20,831         22,784
     2,000    Megachips (e) -- ELECTRONIC-SEMICONDUCTOR....       39,801         56,638
     1,000    Shin-Etsu Chemical Co. Ltd. -- CHEMICALS.....       21,663         19,909
     1,400    Tokyo Electron Ltd. -- MACHINERY.............       38,272         45,533
     2,000    Toppan Forms Co. Ltd. (e) -- BUSINESS
                SERVICES...................................       18,180         30,687
     7,000    World Equity Benchmark Share-Japan Index
                Series -- UNIT INVESTMENT TRUST............       76,405         67,813
                                                              -----------    -----------
                                                                 332,896        368,891
                                                              -----------    -----------
              MEXICO-2.26%
    27,000    Cifra S.A. de C.V. -- RETAIL-GROCERY.........       39,705         35,260
       600    Grupo Televisa S.A. GDR -- BROADCASTING......       21,183         16,275
     1,700    Panamerican Beverages, Inc. Class
                A -- BEVERAGE..............................       52,490         34,425
                                                              -----------    -----------
                                                                 113,378         85,960
                                                              -----------    -----------
              NETHERLANDS-6.65%
       800    Akzo Nobel N.V. -- CHEMICALS.................       40,143         31,097
     1,000    Getronics N.V. -- BUSINESS SERVICES..........       40,838         41,495
     1,000    IHC Caland N.V. -- OIL AND GAS FIELD
                SERVICES...................................       50,522         45,243
       900    ING Groep N.V. -- INSURANCE..................       43,099         43,562
       800    Royal Dutch Petroleum Co. NY
                Shares -- OIL-CRUDE PETROLEUM AND GAS......       41,490         39,400
       402    TNT Post Group N.V. ADR -- BUSINESS
                SERVICES...................................        8,856         10,703
     1,200    VNU N.V. -- PUBLISHING.......................       36,628         41,506
                                                              -----------    -----------
                                                                 261,576        253,006
                                                              -----------    -----------
              NORWAY-0.72%
     1,825    Stolt Comex Seaway S.A. (a) -- OIL AND GAS
                FIELD SERVICES.............................       25,849         23,269
       412    Stolt Comex Seaway S.A. ADR Class A
                (a) -- OIL AND GAS FIELD SERVICES..........        4,024          4,249
                                                              -----------    -----------
                                                                  29,873         27,518
                                                              -----------    -----------
              PORTUGAL-2.04%
     2,000    Electricidade De Portugal
                S.A. -- UTILITIES-ELECTRIC.................       46,549         50,317
       580    Portugal Telecom S.A. ADR -- TELEPHONE
                SERVICES...................................       27,765         27,405
                                                              -----------    -----------
                                                                  74,314         77,722
                                                              -----------    -----------
              SINGAPORE-0.48%
     3,500    World Equity Benchmark Share-Singapore Index
                Series -- UNIT INVESTMENT TRUST............       22,890         18,375
                                                              -----------    -----------

              SPAIN-4.59%
     2,200    Argentaria S.A. -- BANKS.....................       44,427         47,782
     2,000    Endesa S.A. ADR -- UTILITIES-ELECTRIC........       43,455         50,875
       700    Repsol S.A. ADR -- OIL-CRUDE PETROLEUM AND
                GAS........................................       35,080         35,000

FORTIS WORLDWIDE PORTFOLIOS, INC.
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
Schedule of Investments
October 31, 1998

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
       300    Telefonica S.A. ADR -- TELEPHONE SERVICES....   $   32,921     $   41,081
                                                              -----------    -----------
                                                                 155,883        174,738
                                                              -----------    -----------
              SWEDEN-1.08%
     1,000    Ericsson (L.M.) Telephone Co. Class B
                ADR -- TELECOMMUNICATION EQUIPMENT.........       23,125         22,625
     4,000    Industri-Matematik International Corp.
                (a) -- COMPUTER- SOFTWARE..................       55,011         18,500
                                                              -----------    -----------
                                                                  78,136         41,125
                                                              -----------    -----------
              SWITZERLAND-1.09%
        10    Novartis AG -- DRUGS.........................       17,785         18,018
         2    Roche Holding AG -- DRUGS....................       23,037         23,335
                                                              -----------    -----------
                                                                  40,822         41,353
                                                              -----------    -----------
              UNITED KINGDOM-9.85%
     3,000    ARM Holdings plc
                (a) -- ELECTRONIC-SEMICONDUCTOR............       29,130         44,966
       200    British Airways plc ADR -- AIRLINES..........       18,608         15,125
       300    British Petroleum Co. plc ADR -- OIL-CRUDE
                PETROLEUM AND GAS..........................       23,212         26,531
     7,000    Computacenter plc (a)(e) -- BUSINESS
                SERVICES...................................       76,611         53,046
       600    Glaxo Wellcome plc ADR -- DRUGS..............       35,155         37,350
     2,800    Lloyds TSB Group plc -- BANKS................       37,203         34,653
     1,100    National Westminster Bank plc -- BANKS.......       20,519         18,376
     1,500    Pearson plc -- PUBLISHING....................       20,729         26,477
     3,400    Royal & Sun Alliance Insurance Group
                plc -- INDUSTRIAL..........................       38,456         31,231
     2,100    Scottish Hydro-Electric
                plc -- UTILITIES-ELECTRIC..................       20,176         21,575
     2,500    Unilever plc -- CONSUMER GOODS...............       20,244         24,869
       300    Vodafone Group plc ADR -- TELEPHONE
                SERVICES...................................       26,337         40,388
                                                              -----------    -----------
                                                                 366,380        374,587
                                                              -----------    -----------
              UNITED STATES-4.05%
     1,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS.....       50,000         52,750
     1,000    Global TeleSystems Group, Inc.
                (a) -- TELECOMMUNICATIONS..................       20,000         40,063
       828    Networks Associates, Inc. (a) -- COMPUTER-
                SOFTWARE...................................       27,725         35,190
       500    Schlumberger Ltd. -- OIL AND GAS FIELD
                SERVICES...................................       38,920         26,250
                                                              -----------    -----------
                                                                 136,645        154,253
                                                              -----------    -----------
              TOTAL COMMON STOCKS..........................   $2,805,681     $2,838,435
                                                              -----------    -----------
                                                              -----------    -----------

PREFERRED STOCKS-1.24%

--------------------------------------------------------------------------------
                                                                            Market
   Shares                                                   Cost (b)       Value (c)
   -----                                                   -----------    -----------
           BRAZIL-0.60%
    300    Telecomunicacoes Brasileiras S.A. ADR
             Preferred Block
             (a) -- TELECOMMUNICATIONS..................   $   34,435     $   22,781
                                                           -----------    -----------
           GERMANY-0.64%
     50    SAP AG Systeme Preferred -- COMPUTER-
             SOFTWARE...................................       19,610         24,333
                                                           -----------    -----------
           TOTAL PREFERRED STOCKS.......................       54,045         47,114
                                                           -----------    -----------
                                                           -----------    -----------
           TOTAL LONG-TERM INVESTMENTS..................   $2,859,726     $2,885,549
                                                           -----------    -----------
                                                           -----------    -----------

SHORT-TERM INVESTMENTS-23.96%

--------------------------------------------------------------------------------
   Principal                                                     Market
    Amount                                                      Value (c)
   ---------                                                   -----------
               BANKS-0.37%
     14,000    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.10%........   $   14,000
                                                               -----------
               U.S. GOVERNMENT AGENCY-23.59%
    500,000    Federal Home Loan Mortgage Corp., 5.20%
                 11-30-1998.................................      497,879
    100,000    Federal Home Loan Mortgage Corp., 5.46%
                 11-5-1998..................................       99,925
    100,000    Federal Home Loan Mortgage Corp., 5.50%
                 11-2-1998..................................       99,970
    200,000    Federal National Mortgage Corp., 5.18%
                 11-9-1998..................................      199,747
                                                               -----------
                                                                  897,521
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................      911,521
                                                               -----------
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $3,771,247) (B)............................   $3,797,070
                                                               -----------
                                                               -----------

 (a) Presently not paying dividend income.
 (b) At October 31, 1998, the cost of securities for federal income tax purposes was $3,771,247 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   302,642
Unrealized depreciation.....................................     (276,819)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $    25,823
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of total market value to total net assets.
 (e) Securities issued sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired        Shares/Par    Security                                                                        Cost Basis
------------------  -------------  ------------------------------------------------------------------------------  -----------
1998                      7,000    Computacenter plc                                                                $  76,611
1998                      1,100    Deutsche Lufthansa AG                                                               19,789
1998                      1,000    Fujitsu Support and Service,Inc.                                                    31,414
1998                        600    KCI Konecranes International plc                                                    21,042
1998                      2,000    Megachips                                                                           39,801
1998                        150    OMV Aktiengesellschaft                                                              19,796
1998                      2,000    Toppan Forms Co. Ltd.                                                               18,180
1998                        700    Vestas Wind Systems A/S                                                             28,631

    The value of these securities at October 31, 1998, was $288,841 which represents 7.59% of total net assets.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Assets and Liabilities

October 31, 1998

--------------------------------------------------------------------------------
                                                                       GLOBAL       INTERNATIONAL
                                                                       GROWTH           EQUITY
                                                                     PORTFOLIO        PORTFOLIO
                                                                    ------------    --------------
ASSETS:
  Investments in securities, as detailed in the accompanying schedules, at market (cost $99,032,814; $3,771,247) (Note
    1)...........................................................   $148,032,239       $3,797,070
  Cash on deposit with custodian.................................          5,520           64,751
  Collateral for securities lending transactions (Note 1)........     33,416,602               --
  Receivables:
    Investment securities sold...................................        677,611           56,330
    Interest and dividends.......................................        153,210            3,452
    Subscriptions of capital stock...............................         16,187            3,895
  Deferred registration costs (Note 1)...........................         14,495           22,815
  Deferred organization costs (Note 1)...........................             --           20,986
  Prepaid expenses...............................................             --            8,053
                                                                    ------------    --------------
TOTAL ASSETS.....................................................    182,315,864        3,977,352
                                                                    ------------    --------------
LIABILITIES:
  Bank overdraft in foreign currency.............................        457,397           18,176
  Unrealized depreciation on forward foreign currency contracts -
    net (Note 1 and 3)...........................................             --              112
  Payable upon return of securities loaned (Note 1)..............     33,416,602               --
  Payable for investment securities purchased....................      2,244,353          142,008
  Redemptions of capital stock...................................         30,351               --
  Payable for investment advisory and management fees (Note 2)...        113,412            3,002
  Payable for distribution fees (Note 2).........................          5,076              103
  Accounts payable and accrued expenses..........................         56,855            9,981
                                                                    ------------    --------------
TOTAL LIABILITIES................................................     36,324,028          173,382
                                                                    ------------    --------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01 per share -
    authorized 10,000,000,000;
    10,000,000,000 shares; respectively..........................     98,103,758        3,841,542
  Unrealized appreciation of investments in securities and the translation of assets and liabilities denominated in foreign
    currency ....................................................     49,006,134           26,013
  Undistributed net investment income............................             --           32,440
  Accumulated net realized loss from the sale of investments and
    foreign currency transactions................................     (1,118,056)         (96,025)
                                                                    ------------    --------------
TOTAL NET ASSETS.................................................   $145,991,836       $3,803,970
                                                                    ------------    --------------
                                                                    ------------    --------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $110,771,627 and
  $3,362,379; respectively and 4,778,689 and 324,420 shares
  outstanding; respectively).....................................         $23.18           $10.36
                                                                    ------------    --------------
Class B shares (based on net assets of $11,679,836 and $143,450;
  respectively and 518,254 and 13,889 shares outstanding;
  respectively)..................................................         $22.54           $10.33
                                                                    ------------    --------------
Class C shares (based on net assets of $5,009,363 and $30,981;
  respectively and 222,124 and 3,001 shares outstanding;
  respectively)..................................................         $22.55           $10.32
                                                                    ------------    --------------
Class H shares (based on net assets of $18,531,010 and $267,160;
  respectively and 822,044 and 25,891 shares outstanding;
  respectively)..................................................         $22.54           $10.32
                                                                    ------------    --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Operations

For the Year Ended October 31, 1998

--------------------------------------------------------------------------------
                                                                          GLOBAL         INTERNATIONAL
                                                                          GROWTH             EQUITY
                                                                        PORTFOLIO          PORTFOLIO*
                                                                     ----------------    --------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Interest income...............................................       $   581,024          $ 32,811
    Dividend income (Net of foreign witholding taxes of $122,985
     and $3,145, respectively)....................................           928,473            23,175
    Fee income (Note 1)...........................................            53,980                --
                                                                     ----------------    --------------
  Total income....................................................         1,563,477            55,986
                                                                     ----------------    --------------
  Expenses:
    Investment advisory and management fees (Note 2)..............         1,592,206            23,598
    Distribution fees (Class A) (Note 2)..........................           306,668             5,482
    Distribution fees (Class B) (Note 2)..........................           121,136               593
    Distribution fees (Class C) (Note 2)..........................            48,164               133
    Distribution fees (Class H) (Note 2)..........................           196,228               944
    Registration fees (Note 2)....................................            56,653            35,000
    Shareholders' notices and reports.............................           106,724             1,200
    Legal and auditing fees.......................................            37,524            11,100
    Custodian fees................................................            34,578             4,065
    Directors' fees and expenses..................................            16,814               171
    Amortization of organization costs (Note 1)...................                --             3,229
    Other.........................................................            12,711               189
                                                                     ----------------    --------------
  Total expenses..................................................         2,529,406            85,704
    Less reimbursable expenses (Note 2)...........................                --           (44,054)
                                                                     ----------------    --------------
  Net expenses....................................................         2,529,406            41,650
                                                                     ----------------    --------------
NET INVESTMENT INCOME (LOSS)......................................          (965,929)           14,336
                                                                     ----------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY (NOTE 1):
  Net realized gain (loss) from:
    Investments...................................................            65,800           (96,025)
    Foreign currency transactions.................................            (6,066)              (20)
                                                                     ----------------    --------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS....................................................            59,734           (96,045)
                                                                     ----------------    --------------
Net change in unrealized appreciation (depreciation) from:
  Investments.....................................................        (3,494,252)           25,823
  Translation of assets and liabilities denominated in foreign
    currency......................................................             7,360               190
                                                                     ----------------    --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...................        (3,486,892)           26,013
                                                                     ----------------    --------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY......................        (3,427,158)          (70,032)
                                                                     ----------------    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..............       $(4,393,087)         $(55,696)
                                                                     ----------------    --------------
                                                                     ----------------    --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
* FOR THE PERIOD JANUARY 27, 1998 (INCEPTION) TO OCTOBER 31, 1998.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statements of Changes in Net Assets

GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                                                                         FOR THE             FOR THE
                                                                       YEAR ENDED          YEAR ENDED
                                                                    OCTOBER 31, 1998    OCTOBER 31, 1997
                                                                    -----------------   -----------------
OPERATIONS:
  Net investment loss............................................        $   (965,929)       $   (639,261)
  Net realized gain on investments and foreign currency
    transactions.................................................              59,734           3,841,913
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions................          (3,486,892)         13,864,114
                                                                    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................................          (4,393,087)         17,066,766
                                                                    -----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,552,939 and 1,430,651 shares).....................          36,123,386          31,744,263
    Class B (131,138 and 262,305 shares).........................           3,180,889           5,741,350
    Class C (226,311 and 80,723 shares)..........................           5,083,375           1,780,946
    Class H (233,363 and 427,183 shares).........................           5,638,972           9,359,347
  Less cost of repurchase of shares
    Class A (2,011,444 and 1,250,858 shares).....................         (47,665,203)        (27,986,672)
    Class B (101,731 and 46,752 shares)..........................          (2,447,446)         (1,047,876)
    Class C (203,240 and 28,671 shares)..........................          (4,576,747)           (634,945)
    Class H (209,304 and 142,042 shares).........................          (5,020,976)         (3,149,221)
                                                                    -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS....          (9,683,750)         15,807,192
                                                                    -----------------   -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........................         (14,076,837)         32,873,958
                                                                    -----------------   -----------------
NET ASSETS:
  Beginning of year..............................................         160,068,673         127,194,715
                                                                    -----------------   -----------------
  End of year....................................................        $145,991,836        $160,068,673
                                                                    -----------------   -----------------
                                                                    -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Statement of Changes in Net Assets

INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                                                                                        FOR THE PERIOD
                                                                                       JANUARY 27, 1998
                                                                                        (INCEPTION) TO
                                                                                       OCTOBER 31, 1998
                                                                                       -----------------
OPERATIONS:
  Net investment income.............................................................         $   14,336
  Net realized loss on investments and foreign currency transactions................            (96,045)
  Net change in unrealized appreciation of investments and foreign currency
    transactions....................................................................             26,013
                                                                                       -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................            (55,696)
                                                                                       -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (387,353 shares)........................................................          4,043,736
    Class B (19,009 shares).........................................................            211,529
    Class C (7,175 shares)..........................................................             71,961
    Class H (29,140 shares).........................................................            319,091
  Less cost of repurchase of shares
    Class A (62,933 shares).........................................................           (655,273)
    Class B (5,120 shares)..........................................................            (54,231)
    Class C (4,174 shares)..........................................................            (41,910)
    Class H (3,249 shares)..........................................................            (35,237)
                                                                                       -----------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..................................          3,859,666
                                                                                       -----------------
TOTAL INCREASE IN NET ASSETS........................................................          3,803,970
NET ASSETS:
  Beginning of period...............................................................                 --
                                                                                       -----------------
  End of period (includes undistributed net investment income of $14,316)...........         $3,803,970
                                                                                       -----------------
                                                                                       -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS WORLDWIDE PORTFOLIOS, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolios are non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of each of the portfolios is long-term capital appreciation, with current income as a secondary objective. The Global Growth Portfolio ("Global Growth") seeks to achieve its objective primarily by investing in a global portfolio of equity securities, allocated among the markets of the U.S. and other, possibly diverse, countries and regions of the world. The International Equity Portfolio ("International Equity") seeks to achieve its objective by investing primarily in equity securities of non-U.S. companies. The articles of incorporation of Fortis Worldwide Portfolios, Inc. permits the Board of Directors to create additional portfolios in the future. The portfolios offer Class A, Class B, Class C and Class H shares. The Global Growth Portfolio began to issue multiple class shares effective November 14, 1994. The inception of International Equity Portfolio was January 27, 1998, and the date shares were first offered to the public was March 2, 1998. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the portfolios and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The portfolios are subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the year ended October 31, 1998, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $42,172,464 and $51,051,680 for Global Growth Portfolio; and $3,994,681 and $1,038,930 for International Equity Portfolio, respectively.

   LENDING OF PORTFOLIO SECURITIES: At October 31, 1998, securities valued at $33,275,905 were on loan to brokers from the Global Growth Portfolio. For collateral, the Global Growth Portfolio's custodian received $33,416,602 in cash which is maintained in a separate account and invested in short term investment vehicles. Fee income from securities lending amounted to $53,980 for the year ended October 31, 1998. The risks to the portfolios in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the Global Growth Portfolio and the International Equity Portfolio have capital loss carryovers of $1,098,908 and $96,025, respectively, as of October 31, 1998, which, if not offset by subsequent capital gains, will expire in 2003 through 2006.

   It is unlikely the Board of Directors will autorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   Net investment income and net realized gains may differ for financial statement and tax purposes because of foreign exchange gains and losses, treatment of net investment losses and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios.

--------------------------------------------------------------------------------

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, accumlated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in a net reclassification adjustment to reduce paid-in-capital by the following:

                                                 Undistributed                Accumulated
                                                    Net                         Net
                                                 Investment                   Realized
                                                  Income       Paid-in-Capital  Gains
-------------------------------------------------------------------------------------
Global Growth Portfolio......................    $965,929      $(971,995)     $6,066
International Equity Portfolio...............    $ 18,104      $ (18,124)     $   20

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolios to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the International Equity Portfolio. These costs will be amortized over 60 months on a straight line basis, beginning March 2, 1998.

   ILLIQUID SECURITIES: At October 31, 1998, investments in securities for the funds included issues that are illiquid. Global Growth and International Equity currently limit investments in illiquid securities to 15% of total net assets, at market value, at date of purchase. The aggregate values of such securities at October 31, 1998, were $5,549,606 for Global Growth and $288,841 for International Equity which represents 3.80% and 7.59% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolios. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million for the Global Growth and International Equity portfolios.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Funds' principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes of each of the portfolios) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers of the fund's shares) aggregating $349,988 and $21,690 for Class A, $35,608 and $581 for Class B, $1,492 and $0 for Class C, and $58,353 and $299 for Class H for the Global Growth and International Equity portfolios, respectively, for the year ended October 31, 1998.

   Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing March 2, 1998 to 1.70% of average daily net assets for Class A and 2.45% for Classes B, C and
   H. During the period ended October 31, 1998, Advisers reimbursed the portfolio $44,054.

   Legal fees and expenses aggregating $4,436 and $100 for the Global Growth and International Equity Portfolios, respectively, for the year ended October 31, 1998, were paid to a law firm of which the secretary of the portfolios is a partner.

3. FORWARD FOREIGN CURRENCY CONTRACTS: At October 31, 1998, the Portfolios entered into forward foreign currency exchange contracts that obligated the portfolios to receive currencies at a specified future date. The unrealized depreciation of $112 for International Equity Portfolio on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

    INTERNATIONAL EQUITY PORTFOLIO
    ----------------------------------------------------------------------------------------------------------------------------
                                               U.S. Dollar             Currency             U.S. Dollar
                          Currency             Value As Of               To Be              Value As Of           Appreciation/
     Settle Date      To Be Delivered         Oct. 31, 1998            Received            Oct. 31, 1998         (Depreciation)
    ----------------------------------------------------------------------------------------------------------------------------
     Nov. 6, 1998          19,786                       19,786        32,270,532                     19,698                 (88)
                        U.S. Dollar                                  Italian Lira
     Nov. 3, 1998          19,412                       19,412          196,262                      19,388                 (24)
                        U.S. Dollar                                  Mexican Peso
                                                      --------                                     --------              ------
                                           $            39,198                          $            39,086      $         (112)
                                                      --------                                     --------              ------

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                                     Class A
                                           -----------------------------------------------------------
                                                             Year Ended October 31,
                                           -----------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                      1998         1997         1996         1995        1994
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   23.92    $   21.28    $   18.24    $  14.78    $  14.42
                                           ---------    ---------    ---------    --------    --------
Operations:
  Investment loss - net.................        (.12)        (.07)        (.06)       (.09)       (.04)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............        (.62)        2.71         3.10        3.55         .40
                                           ---------    ---------    ---------    --------    --------
Total from operations...................        (.74)        2.64         3.04        3.46         .36
                                           ---------    ---------    ---------    --------    --------
Net asset value, end of year............   $   23.18    $   23.92    $   21.28    $  18.24    $  14.78
                                           ---------    ---------    ---------    --------    --------
Total return @..........................       (3.09%)      12.41%       16.67%      23.41%       2.50%
Net assets end of year (000s omitted)...   $ 110,772    $ 125,268    $ 107,607    $ 68,302    $ 55,214
Ratio of expenses to average daily net
  assets................................        1.42%        1.44%        1.51%       1.73%       1.72%
Ratio of net investment loss to average
  daily net assets......................        (.44%)       (.29%)       (.33%)      (.55%)      (.35%)
Portfolio turnover rate.................          29%          30%          18%         27%         21%

                                                            Class B
                                           ------------------------------------------
                                                     Year Ended October 31,
                                           ------------------------------------------
GLOBAL GROWTH PORTFOLIO                      1998        1997       1996       1995+
-------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  23.42    $  20.98    $ 18.12    $ 14.60
                                           --------    --------    -------    -------
Operations:
  Investment loss - net.................       (.26)       (.27)      (.24)      (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       (.62)       2.71       3.10       3.61
                                           --------    --------    -------    -------
Total from operations...................       (.88)       2.44       2.86       3.52
                                           --------    --------    -------    -------
Net asset value, end of period..........   $  22.54    $  23.42    $ 20.98    $ 18.12
                                           --------    --------    -------    -------
Total return @..........................      (3.76%)     11.63%     15.78%     24.11%
Net assets end of period (000s
  omitted)..............................   $ 11,680    $ 11,446    $ 5,735    $   991
Ratio of expenses to average daily net
  assets................................       2.17%       2.19%      2.26%      2.48%*
Ratio of net investment loss to average
  daily net assets......................      (1.19%)     (1.03%)     (.99%)    (1.42%)*
Portfolio turnover rate.................         29%         30%        18%        27%

*      Annualized.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                                           Class C
                                           ----------------------------------------
                                                    Year Ended October 31,
                                           ----------------------------------------
GLOBAL GROWTH PORTFOLIO                     1998       1997       1996       1995+
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 23.43    $ 21.00    $ 18.13    $ 14.60
                                           -------    -------    -------    -------
Operations:
  Investment loss - net.................      (.26)      (.28)      (.23)      (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............      (.62)      2.71       3.10       3.62
                                           -------    -------    -------    -------
Total from operations...................      (.88)      2.43       2.87       3.53
                                           -------    -------    -------    -------
Net asset value, end of period..........   $ 22.55    $ 23.43    $ 21.00    $ 18.13
                                           -------    -------    -------    -------
Total return @..........................     (3.76%)    11.57%     15.83%     24.18%
Net assets end of period (000s
  omitted)..............................   $ 5,009    $ 4,664    $ 3,087    $   434
Ratio of expenses to average daily net
  assets................................      2.17%      2.19%      2.26%      2.48%*
Ratio of net investment loss to average
  daily net assets......................     (1.20%)    (1.04%)     (.99%)    (1.55%)*

Portfolio turnover rate.................        29%        30%        18%        27%

                                                             Class H
                                           -------------------------------------------
                                                     Year Ended October 31,
                                           -------------------------------------------
GLOBAL GROWTH PORTFOLIO                      1998        1997        1996       1995+
--------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  23.42    $  20.99    $  18.12    $ 14.60
                                           --------    --------    --------    -------
Operations:
  Investment loss - net.................       (.26)       (.28)       (.23)      (.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions...............       (.62)       2.71        3.10       3.61
                                           --------    --------    --------    -------
Total from operations...................       (.88)       2.43        2.87       3.52
                                           --------    --------    --------    -------
Net asset value, end of period..........   $  22.54    $  23.42    $  20.99    $ 18.12
                                           --------    --------    --------    -------
Total return @..........................      (3.76%)     11.58%      15.84%     24.11%
Net assets end of period (000s
  omitted)..............................   $ 18,531    $ 18,690    $ 10,765    $ 2,141
Ratio of expenses to average daily net
  assets................................       2.17%       2.19%       2.26%      2.48%*
Ratio of net investment loss to average
  daily net assets......................      (1.19%)     (1.04%)     (1.02%)    (1.46%)*
Portfolio turnover rate.................         29%         30%         18%        27%

*      Annualized.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

FORTIS WORLDWIDE PORTFOLIOS, INC.

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS (continued):
                                           CLASS A    CLASS B    CLASS C    CLASS H
                                           -------    -------    -------    -------
INTERNATIONAL EQUITY PORTFOLIO             1998**     1998**     1998**     1998**
-----------------------------------------------------------------------------------
Net asset value, beginning of period....   $10.46     $10.45     $10.45     $10.45
                                           -------    -------    -------    -------
Operations:
  Investment income (loss) - net........      .02         --       (.01)      (.01)
  Net realized and unrealized loss on
    investments and foreign currency
    transactions........................     (.12)      (.12)      (.12)      (.12)
                                           -------    -------    -------    -------
Total from operations...................     (.10)      (.12)      (.13)      (.13)
                                           -------    -------    -------    -------
Net asset value, end of period..........   $10.36     $10.33     $10.32     $10.32
Total return @..........................     (.96%)    (1.15%)    (1.24%)    (1.24%)
Net assets end of period (000s
  omitted)..............................   $3,362     $  143     $   31     $  267
Ratio of expenses to average daily net
  assets (a)............................     1.70%*     2.45%*     2.45%*     2.45%*
Ratio of net investment income (loss) to
  average daily net assets (a)..........      .57%*     (.18%)*    (.18%)*    (.18%)*
Portfolio turnover rate.................       43%        43%        43%        43%

*      Annualized.
** For the period March 2,1998 (date shares first offered to the public) to October 31, 1998.
@ These are the fund's total returns durning the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
(a) Advisers has voluntarily udertaken to limit annual expenses for International Equity (exclusive of interest, taxes , brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average daily net assets for Class A and 2.45% for Classes B, C and H. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 3.70% and (1.43%) for class A, 4.45% and (2.18%) for class B, 4.45%
       and (2.18%) for class C, and 4.45% and (2.18%) for class H, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Worldwide Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Global Growth Portfolio and International Equity Portfolio (portfolios within Fortis Worldwide Portfolios, Inc.) as of October 31, 1998 and the related statements of operations for the year then ended [period from January 27, 1998 (inception) to October 31, 1998 for the International Equity Portfolio], the statements of changes in net assets for each of the years in the two-year period ended October 31, 1998 [period from January 27, 1998 (inception) to October 31, 1998 for the International Equity Portfolio] and the financial highlights presented in footnote 4 to the financial statements. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received and securities on loan, we request confirmations from brokers and custodian, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Global Growth Portfolio and International Equity Portfolio as of October 31, 1998 and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 4, 1998

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                       Empower Variable            DIVERSIFIED INCOME
                       Annuity                     SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

[LOGO]

FORTIS

Solid partners, flexible solutions-SM-


FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group offers mutual funds, annuities and life insurance through its broker/dealer Fortis Investors, Inc.

We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fortis Advisers, Inc.
(fund management since 1949)

Fortis Investors, Inc.
(principal underwriters;
member NASD, SIPC)

Fortis Benefits Insurance Company
& Fortis Insurance Company
(issuers of FFG's insurance products)

P.O. Box 64284, St. Paul, MN 55164
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


                                                              ---------------
FORTIS FINANCIAL GROUP                                           Bulk Rate
P.O. BOX 64284                                                  U.S. Postage
St. Paul, MN 55164                                                   PAID
                                                              Permit No. 3794
                                                              Minneapolis, MN
                                                              ---------------
FORTIS WORLDWIDE PORTFOLIOS


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96156 -C-Fortis 10/98